SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT                           [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT        [ ]

CHECK THE APPROPRIATE BOX:

[ ]      PRELIMINARY PROXY STATEMENT

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]      DEFINITIVE PROXY STATEMENT

[ ]      DEFINITIVE ADDITIONAL MATERIALS

[ ]      SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

                           UNITED VENTURES GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      NO FEE REQUIRED

[ ]      FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND
         0-11.

(1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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(2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

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(3)  PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION  COMPUTED  PURSUANT
     TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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(4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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(5)  TOTAL FEE PAID:

     ---------------------------------------------------------------------------

[ ]      FEE PREVIOUSLY PAID WITH PRELIMINARY MATERIALS.

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)  AMOUNT PREVIOUSLY PAID:

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(2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

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(3)  FILING PARTY:

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(4)  DATE FILED:

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

                           UNITED VENTURES GROUP, INC.

                              131 WEST 35TH STREET

                            NEW YORK, NEW YORK 10001

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD OCTOBER 13, 2000

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of United Ventures Group, Inc., a Delaware corporation (the "Company") will be held at the offices of Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, 9th floor, New York, New York 10174, on October 13, 2000 at 10:00 A.M. New York time, to consider the following proposals:

         1. The election of four (4) directors, named in the accompanying Proxy Statement to serve as the Board of Directors of the Company until his respective successor is elected and qualified;

         2. The approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, par value $.001, from 120,000,000 shares to 350,000,000 shares;

         3. The approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company to American Jewelry Corp.; and

         4. The transaction of such other business as may properly come before the meeting.

         Stockholders of record on the books of the Company at the close of business on September 5, 2000 will be entitled to vote at the meeting or any adjournment thereof. A copy of the financial statements of the Company for the year 1999 is enclosed.

         All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                              By Order of the Board of Directors



Dated:   New York, New York                   George Weisz
         September 13, 2000                   Secretary

                           UNITED VENTURES GROUP, INC.

                              131 WEST 35TH STREET

                            NEW YORK, NEW YORK 10001

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 13, 2000

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of United Ventures Group, Inc. (the "Company") of proxies in the enclosed form for the Annual Meeting of Stockholders to be held at the offices of Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, 9th floor, New York, New York, 10174 on October 13, 2000, at 10:00 A.M. New York time, and for any adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

         A proxy may be revoked by a stockholder at any time before its exercise by filing with George Weisz, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting of Stockholders and electing to vote in person. Attendance at the Annual Meeting of Stockholders will not, in and of itself, constitute revocation of a proxy.

         At the Annual Meeting, the Stockholders will vote to:

         1.       Elect the directors of the Company;

         2. Amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 350,000,000;

         3. Amend the Certificate of Incorporation to change the name of the Company to American Jewelry Corp.; and

         4. Transact such other business as may properly come before the meeting.

         The Company knows of no other matters to be presented at the Annual Meeting. If any additional matters should be properly presented, proxies shall be voted in accordance with the judgment of the proxy holders.

         Each shareholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that the shares owned by such shareholder are voted at the Annual Meeting. Any shareholder may revoke a proxy at any time before it is voted by: (i) delivering a written notice to the Secretary of the Company, at the address of the Company set forth above, stating that the proxy is revoked, or (ii) executing a subsequent proxy and delivering it to the Secretary of the Company, or (iii) attending the Annual Meeting and voting in person. Each properly executed proxy returned will be voted as directed. In addition, if no directions are given or indicated, the persons named in the accompanying proxy intend to vote proxies in favor of the foregoing proposals.

         The Company will bear the cost of soliciting proxies. Directors, officers and employees of the Company may solicit proxies personally or by telephone, telegram or mail. Such directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of the Common Stock held of record by such persons and the Company will, upon request, reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

         The principal executive offices of the Company are located at 131 West 35th Street, New York, New York 10001. The approximate date on which this Proxy Statement and the accompanying form of Proxy will first be sent or given to the Company's stockholders is September 13, 2000.

                                VOTING SECURITIES

         Only holders of shares of Common Stock, par value $.001 per share and the holders of shares of Series A Preferred Stock (the "Preferred Stock"), of record as at the close of business on September 5, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On the record date there were 97,140,681 shares of Common Stock issued and outstanding and 200,000 shares of Series A Preferred Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the meeting and the holders of Series A Preferred Stock are entitled to an aggregate of 114,034,712 votes. The holders of the Series A Preferred Stock vote as one group along with the holders of the shares of Common Stock. The holders of a majority of the votes shall constitute a quorum. The affirmative vote of the holders of the majority of votes present at the Annual Meeting and voting is necessary for the election of directors. The vote by the holders of a majority of the shares of Common Stock and Series A Preferred Stock entitled to vote is required to approve the amendments to the Company's
Certificate of Incorporation. Votes "withheld" and broker non-votes will be counted as present at the meeting and, accordingly, will have the effect of a negative vote on the proposals to amend the Company's Certificate of Incorporation.

         The holders of shares of Common Stock are entitled to receive such dividends, if any, as may be declared, from time to time, by the Board of Directors from funds legally available therefor. Upon liquidation or dissolution of the Company, the holders of shares of Common Stock are entitled to share ratably in all assets available for distribution. Holders of shares of Common Stock have no preemptive rights, no cumulative voting rights and no rights to convert their shares of Common Stock into any other securities. The Series A Preferred Stock are not entitled to receive dividends or to share in any distributions upon liquidation or dissolution and are not convertible into shares of Common Stock.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of August 31, 2000, certain information as to the stock ownership of each person known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, by each director of the Company who owns any shares, and by all officers and directors as a group. This table includes the shares of Series A Preferred Stock, which have the right in the aggregate to cast 54% of the total votes which may be cast by the holders of all the outstanding (i) shares of Common Stock and (ii) Series A Preferred Stock.

Name and Address
 of Beneficial                   Number of shares of            Number of shares              Percentage of
   Owner                        Common Stock Owned (1)     of Series A Preferred Owned       Voting Rights
-------------                   ----------------------     ---------------------------       -------------
Isaac Nussen                        5,000,000                        100,000                     29.4%
131 West 35th Street
New York, NY 10001

George Weisz                        5,000,000                        100,000                     29.4%
131 West 35th Street
New York, NY 10001

Eric Rothschild                           -0-                            -0-                      *
131 West 35th Street
New York, NY 10001

Israel Braun                          120,000                            -0-                      *
131 West 35th Street
New York, NY 10001

All officers and
directors as a
group (4 persons)                  10,120,000                        200,000                     58.8%

*        Represents less than 1%.
(1) Except as otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the persons named.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         At the Annual Meeting, four Directors are to be elected by the stockholders to serve until the next Annual Meeting of the Stockholders or until their successors are elected and shall qualify. The accompanying form of Proxy will be voted for the re-election as Directors of Isaac Nussen, George Weisz, Eric J. Rothschild and Israel Braun, unless the Proxy contains contrary instructions. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors. Directors are elected by a plurality of the votes cast.

                            DIRECTORS OF THE COMPANY

         The following table sets forth information about each executive officer, director and nominee for director of the Company.

          Name                    Age    Title
          ----                    ---    -----

          Isaac Nussen            49     President and Director

          George Weisz            59     Director, Vice President and Secretary

          Eric J. Rothschild      62     Director

          Israel Braun            51     Director

         Isaac Nussen has served as President, CEO and Director since November 1998. Since 1993 he also served in the same positions for Jarnow Corporation. He is responsible for marketing and sales. Mr. Nussen served as an executive officer of other jewelry manufacturing companies for over 25 years.

         George Weisz (a.k.a. Ghidale Weisz) has served as Chief Operating Officer, Vice President, Secretary and Director of the Company since November 1998. Since 1993 he also served in the same positions for Jarnow Corporation. He is responsible for day to day operations including development and manufacturing. Mr. Weisz served as an executive officer of other jewelry manufacturing companies for over 25 years.

         Eric J. Rothschild has served as a director since November 1998. For the past five years, and prior thereto, he has been a self-employed physician and a member of Orangeburg Orthopedic Associates.

         Israel Braun has served as a Director since November 1998. Since 1990, he has been the President of American Computer Forms, Inc., a distributor of stationery and computer paper.

         Mr. George Weisz and Mr. Isaac Nussen are brothers in law.

MEETINGS AND COMMITTEES OF THE BOARD

         In the past year, the Board of Directors had three meetings. Each of the directors attended at least 75% of the meetings.

         The Board of Directors intends to appoint an Audit Committee and a Compensation Committee to contain at least two independent directors. The Audit Committee's responsibilities were assumed by the full Board of Directors. The Company does not have a Nominating Committee.

         The  Audit  Committee,  when  one  is  established,  will  oversee  the accounting and tax functions of the Company, including recommending to the Company independent auditors to conduct the annual audit of the Company's financial statements, reviewing the scope and costs of the audit plans of the independent auditors, reviewing the Company's internal accounting controls, advising and assisting the Board of Directors in evaluating the auditor's review and supervising the Company's financial and accounting organization and financial reporting.

                             EXECUTIVE COMPENSATION

         The compensation paid to the Company's Chief Executive Officer and to each of the other executive officers whose total compensation exceeded $100,000 during each of the proceeding three fiscal years are as follows:

                           SUMMARY COMPENSATION TABLE

--------------------------------------- ---------- --------------------- -------------------- ----------------------
                                                   Annual                                     Long-Term
                                                   Compensation                               Compensation
                                                                         Other Annual
Name and Principal                                 Salary                Compensation         Awards/Options
Position                                Year       ($)                   ($)                  (#)
--------------------------------------- ---------- --------------------- -------------------- ----------------------
Isaac Nussen,                           1999       $250,000.00                        0                    0
Chief Executive Officer                 ---------- --------------------- -------------------- ----------------------
                                        1998       $ 23,000.00                        0                    0
                                        ---------- --------------------- -------------------- ----------------------
                                        1997       $117,000.00                        0                    0
--------------------------------------- ---------- --------------------- -------------------- ----------------------
George Weisz,                           1999       $250,000.00                        0                    0
Vice-President                          ---------- --------------------- -------------------- ----------------------
                                        1998       $ 23,000.00                        0                    0
                                        ---------- --------------------- -------------------- ----------------------
                                        1997       $117,000.00                        0                    0
--------------------------------------- ---------- --------------------- -------------------- ----------------------

         Mr. Weisz and Mr. Nussen are entitled to receive an annual salary of $250,000 each, however they did not receive the entire salary allowed and are owed the amounts from the Company not paid by the Company in prior years. In addition, both are entitled to receive a bonus of 2.5% of net profit (before taxes) in excess of $500,000 in each fiscal year commencing with the fiscal year ending December 31, 1999, cost of living increase, a life insurance policy in the face amount of $1,000,000 payable to them. In addition, on a change of control, in the event either or both Mr. Weisz or Mr. Nussen, terminates their employment with the Company, they will each be entitled to receive a lump sum payment equal to 290% of his average annual compensation for the five years preceding the date of termination.

                              OPTION GRANTS IN 1999

                                      None

       AGGREGATED OPTION EXERCISES IN 1999 AND FOR YEAR-END OPTION VALUES

                                      None

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On November 26, 1998, 2,250,000 shares of Common Stock of the Company was issued to George Weisz and Isaac Nussen (1,125,000 to each) in exchange for all of their issued and outstanding shares of Shilaat Corp., the parent company of Jarnow Corp. In addition, on December 17, 1998 , Mr. Nussen and Mr. Weisz, each received 100,000 shares Series A Preferred Stock, for nominal consideration, allowing them the right to 54% of total votes. These preferred Stock do not have the right to receive dividends, distributions or conversion rights.

         At June 30, 2000, the Company owed George Weisz and Isaac Nussen $2,126,224 in connection with certain interest free loans made to the Company. The loans are due on demand. These loans have been subordinated to senior debt of the factor.

         George Weisz and Isaac Nussen have personally guaranteed, without compensation, the indebtedness of the Company to its factor. In accordance with the terms of the guarantee, in the event that payments are not made to the factor, Mr. Weisz and Mr. Nussen will be required to make such payments. On September 30, 1999, Mr. Nussen and Mr. Weisz also personally assumed approximately $3,477,000 of an obligation formerly due to the finance company as part of a $2,000,000 note to the finance company issued by the Company. On April 5, 2000 a settlement agreement was reached with the finance company to cancel the note in the original principal amount of $2,000,000 from the Company to the finance company. The Company made a payment of $1,200,000 to the finance company in immediately available funds and issued 4,000,000 shares of restricted Common Stock of the Company to the finance company.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                                   PROPOSAL 2


                            AMENDMENT TO CERTIFICATE
                          OF INCORPORATION TO INCREASE
                        AUTHORIZED SHARES OF COMMON STOCK

         At a meeting of the Board of Directors on June 13, 2000, the Board adopted a resolution, by unanimous vote, to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company. The Company is currently authorized to issue 120,000,000 shares of Common Stock, par value $.001 per share. The Company's Board of Directors recommends that the Company's stockholders approve an amendment (the "Amendment") to the Company's Certificate of Incorporation in the form attached hereto as Exhibit A, that would increase the authorized shares of the Company's Common Stock from 120,000,000 shares to 350,000,000 shares. Of the 120,000,000 shares of Common Stock currently authorized, 97,140,681 shares of Common Stock are issued and are outstanding. If the Amendment is approved by the Company's stockholders, the first paragraph of ARTICLE FOURTH of the Company's Certificate of Incorporation will read as follows:

FOURTH: (A) The total number of shares of all classes of stock which the Company shall be authorized to issue is Three Hundred Fifty-Five Million (355,000,000), of which Three Hundred Fifty Million (350,000,000) shares shall be designated as Common Stock, with a par value of $.001 per share, and Five Million (5,000,000) shall be designated as Preferred Stock, with a par value of $.001 per share.

         The Company proposes to increase the number of authorized shares of its Common Stock to provide additional shares for general corporate purposes, including stock dividends and splits, raising additional capital, issuance of shares pursuant to the employee stock option plans, issuances upon conversion of outstanding shares of Preferred Stock which may be issued and possible future acquisitions. The Company's officers may from time to time engage in discussions with other businesses concerning the possible acquisition of such companies by the Company, in which the Company may consider issuing stock as part or all of the acquisition price. The Board of Directors believes that an increase in the total number of shares of authorized common stock will better enable the Company to meet its future needs and give it greater flexibility in responding quickly to business opportunities. The proposed increase will also provide additional shares for corporate purposes generally.

         The Company's issuance of shares of Common Stock, including the additional shares that will be authorized if this proposed Amendment is adopted, may dilute the present equity ownership position of current holders of Common Stock and may be made without stockholder approval, unless otherwise required by applicable laws. The authority possessed by the Board of Directors to issue Common Stock could also potentially be used to discourage attempts to obtain control of the Company through a merger, tender offer, proxy contest or otherwise by making such attempts more difficult or costly to achieve.

         The Board of Directors believes that, as proposed, the approval of the amendment is in the best interests of the stockholders of the Company. Approval of this proposal requires a vote in favor of the amendment by the holders of a majority of the Company's outstanding shares of stock, entitled to vote at the annual meeting, voting together as a single class.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK.

                                   PROPOSAL 3

           AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO
                  CHANGE ITS NAME TO "AMERICAN JEWELRY CORP."

         The Board of Directors has unanimously approved, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation changing its name to "American Jewelry Corp."

         This name change reflects the Board of Directors' decision to expand the Company's business to focus on the sale of additional items of jewelry. The Board of Directors believes that given the Company's focus on increasing its jewelry lines and also increasing sales over the Internet, it is only appropriate that it adopt a corporate name that reflects the nature of its business and strategic direction.

         The Company will continue to use its current ticker symbol. At such time that the Company decides to change its ticker symbol, the appropriate public announcements would be made.

         Stockholders will not be required to submit their stock certificates for exchange. Following the effective date of the amendment changing the name of the Company, all new stock certificates issued by the Company will be overprinted with the Company's new name.

         The affirmative vote of the holders of a majority of the outstanding shares of the stock voting together as a single class, is required for the approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "AMERICAN JEWELRY CORP."

                                  MISCELLANEOUS

         The Company will provide without charge to each person being solicited by this Proxy Statement, on written request of any such person, a copy of the Company Financial Statement for the year ended

December 31, 1999 (as filed with the SEC). All such requests should be directed to George Weisz at the Company, 131 West 35th Street, New York, New York 10001.

ACCOUNTANTS

         Feldman Sherb & Co., P.C. served as the Company's independent auditors for the fiscal year ended December 31, 1999. A representative of Feldman Sherb & Co., P.C. is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions from stockholders.


STOCKHOLDER PROPOSALS

         Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws do not contain such an advance notice provision. For the Company's 2001 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company on or before July 24, 2001.

         Stockholders of the Company wishing to include proposals in the proxy material for the 2001 Annual Meeting of the Stockholders must submit the same in writing so as to be received by the Secretary of the Company on or before May 10, 2001. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

OTHER MATTERS

         The Board of Directors does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions dealing with the conduct of the Meeting.

                                              By Order of the Board of Directors

                                                    GEORGE WEISZ
                                                    Secretary

Dated: September 13, 2000

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                           UNITED VENTURES GROUP, INC.

                            Under Section 242 of the

                General Corporation Law of the States of Delaware
                -------------------------------------------------

         UNITED  VENTURES  GROUP,  INC.  (the   "Corporation"),   a  corporation
organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said Corporation, by meeting of the Board, adopted the following resolutions proposing and declaring advisable the following amendments to the Certificate of Incorporation of said Corporation:

         RESOLVED, that Article FIRST of the Certificate of Incorporation be amended and, as amended, shall read as follows:

               FIRST:      The name of this corporation shall be:
                             AMERICAN JEWELRY CORP.

         RESOLVED, that Article FOURTH of the Certificate of Incorporation be amended and, as amended, shall read as follows:

                FOURTH: (A) The total number of shares of all classes of stock which the Corporation shall be authorized to issue is 355,000,000 of which 350,000,000 shall be designated as Common Stock with a par value of $.001 per share, and 5,000,000 shall be designated as Preferred Stock with a par value of $.001 per share.

          (B) The Board of Directors may divide the Preferred Stock into any number of series, fix the designation and number of shares of each such series, and determine or change the designation, relative rights, preferences, and limitations of any series of Preferred Stock. The Board of Directors (within the limits and restrictions of any resolutions adopted by it originally fixing the number of shares of any series of Preferred Stock) may increase or decrease the number of shares initially fixed for any series, but no such decrease shall reduce the number below the number of shares then outstanding and shares duly reserved for issuance.

SECOND: That the aforesaid amendment has been authorized by the vote of holders of a majority of the issued and outstanding stock entitled to vote at a duly convened shareholders meeting.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its President and Secretary, this day of October, 2000.

                                             UNITED VENTURES GROUP, INC.



                                             By:
                                                ------------------------------
                                                Isaac Nussen, President

ATTEST:

By:
   -----------------------
   George Weisz

                                      PROXY
                                      -----

                             THIS PROXY IS SOLICITED

                       ON BEHALF OF THE BOARD OF DIRECTORS

                           UNITED VENTURES GROUP, INC.
                              131 WEST 35TH STREET
                            NEW YORK, NEW YORK 10001

         The undersigned hereby appoints Isaac Nussen and George Weisz as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Shares of United Ventures Group, Inc. held of record by the undersigned on September 5, 2000 at the Annual Meeting of Stockholders to be held on October 13, 2000 or any adjournment thereof.

1.       Election of Directors

         |_| FOR ALL NOMINEES LISTED BELOW              |_|  WITHHOLD AUTHORITY
             (except as marked to the contrary below)        to vote for all nominees below

                   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE
                    FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE
                  THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

         Nominees:  Isaac Nussen, George Weisz, Eric J. Rothschild, Israel Braun

2.       Proposal  to  amend  the  Company's  Certificate  of  Incorporation  to
         increase  the  number  of  authorized   shares  of  Common  Stock  from
         120,000,000 to 350,000,000.

                        FOR  |_|   AGAINST  |_|   ABSTAIN  |_|

3. Proposal to amend the Company's Certificate of Incorporation to change the name of the Company to American Jewelry Corp.


                        FOR  |_|   AGAINST  |_|   ABSTAIN  |_|


The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal 1 and FOR Proposals 2 and 3 and in accordance with their discretion on such other matters as may properly come before the meeting.

                                              Dated ______________________, 2000


                                              ----------------------------------
                                              ----------------------------------
                                                        Signature(s)

(Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title. f a partnership, please sign in partnership name by authorized person.)